Warrants	6 Months Ended
Jun. 30, 2021
Guarantees and Product Warranties [Abstract]
Warrants

Note 5 - Warrants

On February 1, 2021, the Company issued a common stock purchase warrant (“warrant”) in exchange for advisory services, which gives the holder the right to purchase up to 636,867 shares of the Company’s common stock.

The terms of the warrant are as follows:

Voting and Dividends – This warrant does not entitle the holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise of the warrant.

Exercisability and Termination Dates – The warrant will vest and become exercisable by the holder immediately prior to the Going Public Transaction. If the Going Public Transaction does not occur by August 1, 2022, the warrant will terminate and shall no longer be exercisable by the holder. In the instance that a Going Public Transaction is consummated prior to the initial termination date, the warrant shall be vested, fully exercisable and the termination date shall be extended 5 years from the exercisability date.

Exercise Price – The exercise price per share of common stock under this warrant shall be $0.01.

The warrant is in the scope of ASC 718, Compensation – Stock Compensation, as a share-based payment issued to nonemployees in exchange for services. Compensation costs for a nonemployee share-based payment award with a performance condition, such as the Going Public Transaction, is recognized when the performance condition becomes probable of occurrence, which in the Company’s case will be when the Going Public Transaction is completed. The warrant’s grant date fair value of $2,001,677 will be recognized upon the completion of the Going Public Transaction using a Black Scholes option-pricing model with the following assumptions:

Fair value of common stock on grant date	$2.36
Exercise price	$0.01
Expected volatility	58.2%
Expected dividends	0.0%
Expected term (in years)	5.00
Risk-free rate	0.42%

The Company’s underlying stock was not publicly traded on the issuance date of the warrant but its fair value was estimated using a straight-line calculation, with the benefit of hindsight, between the fair values determined as of December 31, 2020 and July 26, 2021 of $0.63 per share and $6.80 per share, respectively. The Company’s underlying stock fair value was determined on December 31, 2020 using recent equity financings and on July 26, 2021 using the Company’s publicly traded share price. We determined that the straight-line calculation provides the most reasonable basis for the valuation of the warrant issued on February 1, 2021, because we did not identify any single event that occurred during this interim period that would have caused a material change in value.

The Company estimates the volatility of its underlying stock by using an average of the calculated historical volatility of a group of comparable publicly traded stock. The expected dividend yield is calculated using historical dividend amounts and the stock price at the warrant issuance date. The risk-free rate is based on the United States Treasury yield curve in effect at the time of the grant. The expected term is estimated based on contractual terms.